Heron Therapeutics Update January 11, 2021 Exhibit 99.2 1

This presentation contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. We caution investors that forward-looking statements are based on management’s expectations and assumptions as of the date of this presentation, and involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those associated with: adjustments to the preliminary fourth-quarter 2020 and full-year 2020 net product sales for the CINV franchise in connection with the completion of the financial closing procedures and an audit for the 2020 fiscal year; risks associated with achieving the full-year 2021 net product sales guidance for the CINV franchise; whether the FDA approves the NDA for HTX-011; the timing of the commercial launch of HTX-011 in the U.S.; the timing of the commercial launch of ZYNRELEF in Europe; the timing of Health Canada's NDS review process for HTX-011; whether Health Canada issues a Notice of Compliance for the NDS for HTX-011; the timing and results of studies for HTX-011, the HTX-034 development program, and the PONV development program; the expected future balances of Heron’s cash, cash equivalents and short-term investments; the expected duration over which Heron’s cash, cash equivalents and short-term investments balances will fund its operations; the extent of the impact of the ongoing Coronavirus Disease 2019 (COVID-19) pandemic on our business; and other risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission. Forward-looking statements reflect our analysis only on their stated date, and we take no obligation to update or revise these statements except as may be required by law. Forward-Looking Statements

Corporate Updates

Strong Financial Positioning

- ✓ Preliminary Q4 2020 net product sales for CINV franchise of ~$20.3 Million
- ✓ Preliminary full-year 2020 net product sales for CINV franchise of ~$88.3 Million
  - Versus Guidance of $85 Million
- ✓ Full-year 2021 net product sales guidance for CINV franchise of $130-$145 Million
- ✓ Preliminary 2020 year-end cash balance of ~$208.5 Million

Clinical/Regulatory Updates

- ✓ **HTX-011** – New Drug Application for postoperative pain management is under review in the US
  - May 12, 2021 PDUFA Date
- ✓ **HTX-034** – Preliminary results from Phase 1b bunionectomy study shows pain reduction through 96 hours with 45.5% of patients opioid-free through day 15
- ✓ **HTX-019** – Preliminary results from Phase 1 study of low dose IV injection demonstrated bioequivalence to approved oral aprepitant 40 mg dose for prevention of postoperative nausea and vomiting

Investment Areas


Pain Management
CINV
PONV
HERON
THERAPEUTICS

3

Heron Pipeline

	Product	PRECLINICAL	CLINICAL	NDA	APPROVED
CINV*	**SUSTOL®** (granisetron) extended-release injection	US FDA Approved for CINV Prevention*			
CINV*	**CINVANTI®** (aprepitant) injectable emulsion	US FDA Approved for CINV Prevention*			
PONV*	**HTX-019** (aprepitant) injectable emulsion	IND active for PONV BE Demonstrated to Oral Aprepitant		NDA planned for 4Q2021	
PAIN MANAGEMENT	**HTX-011** (bupivacaine/meloxicam)	Marketing Applications Under Review in the U.S. and Canada, and Approved in EU			
PAIN MANAGEMENT	**HTX-034** (bupivacaine/meloxicam/aprepitant)	Under Investigation for Postoperative Pain via Local Application			

Preliminary 2020 net product sales for CINV franchise of ~$88.3M

- Fast Track and Breakthrough Therapy designations granted by FDA
- **US NDA: resubmitted 11/12/2020; PDUFA goal date 05/12/2021**
  - Exposure data for excipients submitted to support reproductive toxicology studies; impurity specification lowered
  - No issues related to clinical efficacy or safety, or manufacturing
- **EU MAA: ZYNRELEF™ Authorized by European Commission**

*CINV: Chemotherapy-induced nausea and vomiting. **SUSTOL® (granisetron) extended-release injection** is indicated in combination with other antiemetics in adults for the prevention of acute and delayed nausea and vomiting associated with initial and repeat courses of moderately emetogenic chemotherapy (MEC) or anthracycline and cyclophosphamide (AC) combination chemotherapy regimens. **CINVANTI® (aprepitant) injectable emulsion**, in combination with other antiemetic agentsis indicated in adults for the prevention of acute and delayed nausea and vomiting associated with initial and repeat courses of highly emetogenic cancer chemotherapy (HEC) including high-dose cisplatin as a single-dose regimen, delayed nausea and vomiting associated with initial and repeat courses of moderately emetogenic cancer chemotherapy (MEC) as a single-dose regimen, and nausea and vomiting associated with initial and repeat courses of MEC as a 3-day regimen. CINVANTI has not been studied for treatment of established nausea and vomiting.

HTX-011, HTX-034 and HTX-019 are investigational new drugs and are not approved by the FDA

HERON THERAPEUTICS

4

Pharmacokinetic data generated for 3 excipients in toxicology animals and patients receiving HTX-011 400 mg in TKA and C-section studies Cmax of excipients at doses administered in reproductive toxicology studies are >50- to >200-fold higher than observed in patients receiving highest dose of HTX-011 Substantially higher exposures observed in toxicology species validates acceptability of submitted studies Submitted pharmacokinetic data expected to address 3 of the 4 issues in CRL Fourth CRL issue addressed by lowering impurity specification for final drug product to FDA agreed upon level FDA has acknowledged Class 2 resubmission with 6-month review clock: PDUFA goal date of 05/12/2021 NDA Resubmitted Based on Guidance at Type A Meeting

DMSO: Animal Pharmacokinetics (PK) vs Human Plasma Levels in TKA Study Animal PK NOAEL Dose Level Human PK (HTX-011 400 mg) Note: Mean Plasma Concentration Time Profiles of DMSO in Pregnant Rats and Rabbits (1,000 mg/kg/day DMSO via Oral Administration) and in Humans (HTX-011 400 mg/12 mg via Installation into the Surgical Site) DMSO Cmax in toxicology animals 106- to 129-fold higher than humans

Maleic Acid: Animal Pharmacokinetics vs Human Plasma Levels in TKA Study Note: Mean Plasma Concentration Time Profiles of Maleic Acid in Pregnant (20 mg/kg/day Maleic Acid via Oral Administration) and in Humans (HTX-011 400 mg/12 mg via Installation into the Surgical Site) Maleic Acid Cmax in toxicology animals >50-fold higher than humans Rabbit PK NOAEL Dose Level Human PK (HTX-011 400 mg)

Triacetin: Animal Pharmacokinetics vs Human Plasma Levels in TKA Study Note: Mean Plasma Concentration Time Profiles of Triacetin in Rats (1,000 mg/kg Triacetin via Oral Administration) and in Humans (HTX-011 400 mg/12 mg via Installation into the Surgical Site) Rat PK NOAEL Dose Level Human PK (HTX-011 400 mg) Triacetin Cmax in toxicology animals >200-fold higher than humans

HTX-011 Commercialization Advancing Pain Management HTX-011 is an investigational new drug and not approved by the FDA

Existing Platform Advantages We are prepared for the potential launch of HTX-011. Critical teams are already in place, with extensive experience in successful hospital launches. Established Platform With Experienced Teams in Place Strong KOL relationships Successful hospital and pain management launch experience IDN/hospital/ASC expertise and relationships Reimbursement infrastructure in place GPO contracts in place Full-line wholesaler agreements and 3PL in place Safety monitoring structure in place Proven compliant execution Robust systems in place and pressure tested for launch Commercial Leadership Payer Key Account Management Backbone Infrastructure Medical Science Liaisons Marketing and Sales Pharmaco-vigilance Regulatory and Compliance Trade and Distribution GPO

A Proven Track Record of Hospital Launch Success Achieved >40% Market Share From Entrenched Competitor 40.000 110.000 100.000 60.000 90.000 70.000 80.000 50.000 30.000 20.000 0 10.000 120.000 2019-Q1 2019-Q4 2019-Q2 66,983 2019-Q3 2018-Q2 2018-Q1 2018-Q3 2018-Q4 8,832 119,922 28,178 52,906 88,228 102,990 Hospital Units Hospital Share CINV Hospital Share/Units Source: IMS DDD12.25.20, 867 1.5.21 Heron launched CINVANTI in January 2018 Achieved significant market share, in a very short time period Outstanding execution: Superior pricing and contracting Providing 340B discount Differentiated product attributes Rapid formulary adoption Accelerated account pull-through Trade and reimbursement expertise We will leverage the success and experience gained from CINVANTI as we enter the postoperative pain management landscape with HTX-011.

Heron is positioned for a successful launch HTX-011 Is Well Positioned on Core Drivers to Create Fast Access and Uptake High Awareness with key formulary decision makers Outperforms both branded and generic competition on every important core attribute for a LA Reduction in Severe Pain Elimination of Opioid Discharge Prescriptions 72 Hour Duration Source: Company-sponsored ATU Study July 2020 – Survey of 386 surgeons, anesthesiologists, pharmacists, NP/Pas of potential use of an approved product with the attributes for which we are developing HTX-011 *Pharmacists were required to be involved in formulary decisions to qualify for the survey HTX-011 is an investigational new drug and not approved by the FDA HTX-011 Aided Awareness P&T Decision Makers

Importance of Core Attributes in Selecting a LA Top 2 Boxes HTX-011 Is Well Positioned on Core Drivers to Create Fast Access and Uptake Mean Product Rating on Core Attributes 1-5 Scale HTX-011 Exparel Bupivacaine On-Q 3 5 Source: Company-sponsored ATU Study July 2020 – Survey of 386 surgeons, anesthesiologists, pharmacists, NP/Pas of potential use of an approved product with the attributes for which we are developing HTX-011 HTX-011 is an investigational new drug and not approved by the FDA

Published Peer-Reviewed Manuscripts EPOCH 1 (301), Regional Anesthesia & Pain Medicine EPOCH 2 (302), Hernia Hernia Follow-on (215), Surgery EPOC TKA (209), Journal of Arthroplasty Mechanism of Action, Regional Anesthesia & Pain Medicine Truven HEOR (Opioid Naïve Users), Journal of Managed Care & Specialty Pharmacy Accepted for publication: Bunion (218), J. Am Podiatric Med Assoc (JAPMA) Truven HEOR, JMCP (Persistent Opioid Users) 38 posters and abstracts have been accepted and presented at key Congresses* Large Body of Peer-Reviewed Data for Launch *Includes congress publications from 2016-2020 based on Preclinical and Phase 2 studies (2016-2017) and Phase 3, Phase 3 Follow-On and Retrospective studies (2018-2020). 2020 congress publications include video/audio presentations at virtual congresses. HTX-011 is an investigational new drug and not approved by the FDA

In 2019 Branded Use Grew to Over $1B, however, 2020 has been Impacted by COVID 19 On-Q sales are estimated at ~$150M (down mid-single digits) / Avanos Earnings Call 11/05/19 $63M $143M $403M $472M $1,693M $612M 2019 $ 1 Billion in Branded Drug Utilization +14% On-Q Local Anesthetics  Exparel Ofirmev Opioids Source: SHA Symphony Health Drug Data FY 2019, SHA Symphony Health Drug Data through 12-25-2020 – FY data forecasted HTX-011 is an investigational new drug and not approved by the FDA

HTX-011 Competitive Position Across Settings of Care Hospital Inpatient 47% (6.6M procedures) Bundled in DRG 56% (3.7M) of inpatient procedures are done in 340B hospitals Hospital Outpatient 43% (6.0M procedures) 16% (1.0M) have Medicare reimbursement (3-year pass-through) 57% (3.4M) eligible for 340B discount Multiple SKUs – lower average costs Ambulatory Surgical Centers 9% (1.3M procedures) 17% (0.2M) eligible for Medicare reimbursement at ASP + 6% Multiple SKUs – lower average costs 14 MILLION Target Procedures 52% of the opportunity lends itself to favorable reimbursement and access Source: Heron estimate for procedure volume by site of care based on 2018 DRG Claims (data 2017) / DRG revised Claims Data 2020 (data 2017). OVERALL TOTAL HTX-011 has lower acquisition cost benefit over bundled branded products Only HTX-011 will have HOPD reimbursement – 3-year pass-through Only HTX-011 will offer 340B pricing HTX-011 is an investigational new drug and not approved by the FDA

New CMS OPPS* Rules CMS will eliminate the Inpatient Procedure Only (IPO) list over 3 years starting in CY 2021 In CY 2021 266 musculoskeletal-related procedures will be removed from (IPO) CMS will continue to package non-opioid pain management products in the hospital outpatient setting but products will remain unpackaged in ASC setting at ASP plus 6 percent. CMS indicated they will consider outpatient unbundling with real world peer reviewed evidence of opioid prescription elimination Market Dynamics are Shifting in Favor of HTX-011 and Will Accelerate Outpatient Growth *OPPS: Outpatient Perspective Payment System, HOPD: Hospital Outpatient Department HTX-011 is an investigational new drug and not approved by the FDA Source: Heron estimate for procedure volume by site of care based on 2018 DRG Claims (data 2017) / DRG revised Claims Data 2020 (data 2017).

Impact of Previous CMS Rule Change on TKA Outpatient Moved from 4% of TKA Procedures to 46% in Less Than 3 Years 98% 2% 84% 16% 74% 26% January 1, 2018 CMS removes TKA from IPO list 54% 46% Source: LexisNexis Procedure data full year 2017, 2018, 2019, 2020 data January – 12/27/20 2017 2019 2018 2020 HTX-011 is an investigational new drug and not approved by the FDA

Physicians and Pharmacists Surveyed Believe HTX-011 Will Grow the Local Anesthetics Market

With the option of using Product Z available, respondents preferred using a local anesthetic 7% more of the time across their procedures

Across all 4 specialty groups, respondents indicate a preference for using HTX-011 (either alone or in combination*) in ~60% of procedures.

% of time LA used - all procedures



77%
84%
Pre-HTX-011
With HTX-011
All Procedures

HTX-011 Usage by Specialty Group



Product Z in Combo
Product Z Alone
62%
22%
40%
Soft tissue
62%
24%
38%
Plastic
61%
18%
43%
OB/GYN
56%
23%
33%
Ortho

Source: Company-sponsored ATU Study July 2020 – Survey of 386 surgeons, anesthesiologists, pharmacists, NP/Pas of potential use of an approved product with the attributes for which we are developing HTX-011

* Used in combination with other local anesthetics (LA); for example, where another LA is used as a nerve block

HTX-011 is an investigational new drug and not approved by the FDA

19

Highly Focused Launch Approach: Targeting the Top 2 Specialties – Orthopedics and General Surgeons

~14M Target Procedures

Initial Targets

Highest-volume procedures in 2 major specialties

- ~6.0M Orthopedic procedures
- ~4.5M General surgery procedures
- ~2.6M OB/GYN procedures
- ~900K Plastic surgery procedures

- Ortho and general surgeons account for 10.5M procedures or 75% of the 14M initial targets
- Ortho and general surgeons account for 82% of Exparel market utilization
- Ortho surgeons are heavy influencers (P&T, new drugs, profitability) across all settings of care

Source: DRG Claims Analysis, 2016 and 2019

20

HTX-011 is an investigational new drug and not approved by the FDA

HERON THERAPEUTICS

General Surgeons: HTX-011 Expected to Take Share from Other Treatment Options, With the Most Significant Being from Generic LAs Anticipated Local Anesthetic Use - Soft Tissue Procedures Source: Company-sponsored ATU Study July 2020 – Survey of 386 surgeons, anesthesiologists, pharmacists, NP/Pas of potential use of an approved product with the attributes for which we are developing HTX-011 HTX-011 is an investigational new drug and not approved by the FDA

Anticipated Local Anesthetic Use - Orthopedic Procedures Source: Company-sponsored ATU Study July 2020 – Survey of 386 surgeons, anesthesiologists, pharmacists, NP/Pas of potential use of an approved product with the attributes for which we are developing HTX-011 HTX-011 is an investigational new drug and not approved by the FDA Orthopedic Surgeons: HTX-011 Expected to Take Share from Other Treatment Options, With the Most Significant Being from Generic LAs

Across All Customers Surveyed, HTX-011 is Expected to Take Share from Both Exparel and Generic LAs HTX-011 Generic LA Exparel On-Q Personal Mix While generic LA usage appears to decline by 40 percentage points, 40% of HTX-011 preference includes use in combination with another local anesthetic – the majority of which will be generic LAs. % of HTX-011 Usage Alone vs. In Combo Source: Company-sponsored ATU Study July 2020 – Survey of 386 surgeons, anesthesiologists, pharmacists, NP/Pas of potential use of an approved product with the attributes for which we are developing HTX-011 HTX-011 is an investigational new drug and not approved by the FDA

Highly Focused Launch Approach: 3 Primary Hospital Targets Using $570M in Branded Pain Drugs Target 1 340B + Branded Target 2 Non-340B + Branded Target 3 Large-Procedure Volume 340B % Target Procedures Branded Utilization Hospitals Hospital Targets ASCs Targets Source: Symphony Drug Market – 2017-2019 / LexisNexis Procedure Data August 2019 YTD and DRG Claims Data 2018 HTX-011 is an investigational new drug and not approved by the FDA

Total Hospital & ASC Branded Annual WAC* $875M Targeted Hospital & ASC Branded WAC* $591M $353M Green/Yellow Branded Annual WAC* Profiled and Prioritized Fastest Moving Launch Accounts Source: Symphony Drug Market – 2017-2019 / LexisNexis Procedure Data August 2019 YTD * Excludes ON-Q 340B % Target Procedures Branded Utilization # Hospitals ASC HTX-011 is an investigational new drug and not approved by the FDA

HTX-011 Ease of Use and Implementation

- **Needle-free application**
  - Eliminates the need for up to 120 injections (as in total knee arthroplasty)[1] and the time needed for aspiration and application
  - Avoids risks of inadvertent venous punctures and eliminates accidental needle sticks with local anesthetics[2]
- **No specialized training or certification required to administer[2]**
- **2 SKUs for different surgery requirements**
  - Reducing cost per procedure
  - Minimizing waste
- **Room temperature storage**
- **Kits fit standard OR medication carts (eg. Pyxis™) and include all components**



400 mg bupivacaine 12 mg meloxicam 14-mL	200 mg bupivacaine 6 mg meloxicam 7-mL

SKU: stock keeping unit. [a]Kit components include single-dose glass vial, Luer lock syringe(s), vented vial spike, Luer lock applicator(s), and tip cap(s).
Source: **1**. Mont MA, Beaver WB, Dysart SH, et al. J Arthroplasty. 2018;33(1):90-96. **2.** ZYNRELEF [instructions for use]. San Diego, CA: Heron Therapeutics Inc; 2020. **3.** ZYNRELEF [instructions for use]. San Diego, CA: Heron Therapeutics Inc; 2020.

26

HTX-011 is an investigational new drug and not approved by the FDA

HERON THERAPEUTICS

Market Opportunity for Zynrelef in Europe is ~15.8M Procedures of Which ~80% are Priority Procedures Notes: (1) In-scope procedures are those covered by current SmPC; (2) EU11 markets include Netherlands, Belgium, Luxembourg, Denmark, Sweden, Finland, Norway, Switzerland, Austria, Portugal, Ireland; (3) Based on 2018 procedure volumes data; Sources: National IQVIA data (2018); Regional hospital episodes data from public national statistics databases (2018); ZYNRELEF is authorized in the European Union for the treatment of somatic postoperative pain from small- to medium-sized surgical wounds in adults 15.8m in-scope procedures priority procedures (aggressively targeted) 81% 1.3M (80%) 3.3M (82%) 2.5M 2.0M (81%) 1.9M (79%) 2.7M (80%) 1.5M (80%) 4.0M 2.4M 1.6M 1.9M 3.4m 58 in-scope procedures 28 priority procedures (aggressively targeted) EU112 2.5 4.0 3.4 2.4 1.6 1.9

Resource Savings and Better Pain Management are Key Value Messages in EU5, as is Opioid Reduction, Particularly in the UK

EU5

Potential alleviation of **staff and bed constraints** is a **key value driver** for **Zynrelef**

1

Extended duration is a key strength to ~80% of HCPs and payers across the EU5. Demonstrating **earlier discharge**, reduction in **length of stay** and **cost of care** is highly compelling for payers[1]

ZYNRELEF's ability to **better manage severe pain** versus the standard of care is a **highly positive** value message for HCPs

2

Adequate treatment options for **severe pain** is seen as a key unmet need in Europe and for ~70% of physicians this is a **key strength** of ZYNRELEF

Messaging around **reduction in opioid use resonates highly in the UK**, where there is an opioid crisis, and is an issue of **growing importance in Europe**

3

In the **UK**, the majority of physicians feel there already is an opioid **crisis** and ~70% of HCPs and ~90% of payers see opioid-free as a strength of ZYNRELEF

In the wider EU5, risks of opioids are perceived to be lower due to strict **controls** and **regulations,** however, there is a **growing recognition due to rapidly increasing opioid consumption**

Notes: 1) Aside from length of stay and cost of care, resource utilization savings can also be achieved through reducing re-admissions, less staff time and effort required to manage postoperative pain (e.g. reducing the need to adjust the titration of IV opioids every few hours, pressure on limited staff to manage pain for the entire recovery ward) and lowering total drug spend

28

There is an Opportunity in Europe to Demonstrate Significant Reductions in Hospital Length of Stay across Multiple Procedures Example: Hernia Repair (HOPE Data)

Zynrelef plus OTC analgesics resulted in patient discharged 2 to 3 hours after surgery with 95% of patients opioid-free through Day 15[1]



Opioid-free through day 15 recovery
95%
Received no opioids before discharge
95%
Received no discharge opioid prescription
91%
Took no opioids post discharge
97%
Called site for postoperative pain (and had no opioid discharge prescription)
0%

Average length of stay for hernia repair[2]



2.2
2.4
2.5
1.1
1.2
1.8
Length of stay in # of days

There is an opportunity to **demonstrate significant cost savings** through stay reductions for hernia repair and other procedures

Zynrelef may allow a **greater number of procedures to be preformed in the outpatient setting**

Notes: 1) Open inguinal hernia repair patients were treated with ZYNRELEF and a scheduled non-opioid oral over-the-counter (OTC) analgesic regimen (N = 93). 2) Two cohorts of patients were studied under Alternating or Concurrent multimodal analgesia (MMA) regimens. Alternating regimen (N=46): OTC regimen of ibuprofen 600 mg every 6 hours (q6h) alternated 3 hours later with acetaminophen 1 g q6h. Concurrent regimen (N=47): OTC regimen of ibuprofen 600 mg and acetaminophen 1 g, taken together q6h. 3) Opioids were only prescribed at discharge for patients who rated their pain at ≥6 (NRS) or received opioid rescue medication prior to discharge. 4) Average length of stay (LOS) for 58 surgical procedures Heron is initially targeted based ZYNRELEF's ability to address unmet needs and commercial considerations. In a survey of 304 physicians in EU5, 58 procedures were defined by wound size (small, medium and large), and classified by length of stay. The mean LOS was determined by market, specialty, and procedure.

Sources: 1) Data on file. Study ZYNRELEF-304. San Diego, CA: Heron Therapeutics Inc; 2019. 2) Heron Therapeutics EU Physician Survey (2020).

29

HERON THERAPEUTICS

HTX-011 Clinical Development Postoperative Pain

EPOCH 1 (Bunionectomy) and Follow-on Study Not actual health care provider.

EPOCH 1 Follow-on: HTX-011 + OTC Acetaminophen and Ibuprofen Kept Pain in the Mild Range Through 72 Hours



EPOCH 1 & EPOCH 1 Follow-On Cross-Study Comparison
Pain Intensity Score* (Mean ± SE)
10
9
8
7
6
5
4
3
2
1
0
EPOCH 1: Saline Placebo (N=100)
Severe pain ≥ 7
EPOCH 1: Bupivacaine HCl 50 mg (N=155)
EPOCH 1: HTX-011 60 mg (N=157)
Mild pain (0-4)
EPOCH 1 Follow-on: HTX-011 ≤ 60 mg + OTC (N=31)
0
12
24
36
48
60
72
Time (hour)

Using Numeric Rating Scale (NRS) with window worst observation carried forward (wWOCF)
OTC = Over the counter analgesic regimen of ibuprofen 600 mg q6h alternating 3 hours later with acetaminophen 1000 mg q6h
EPOCH 1: Reg Anesth Pain Med. 2019;44:700-706. EPOCH 1 Follow-on accepted for publication in J. Am Podiatric Med Assoc (JAPMA)

HTX-011 is an investigational new drug and not approved by the FDA

32

HTX-011 Significantly Reduced the Proportion of Patients Experiencing Severe Pain and Increased Proportion of Opioid-Free Patients



EPOCH 1 (Bunionectomy)
EPOCH 1 Follow-on
% Opioid-free Through 72 Hours
100%
80%
60%
40%
20%
0%
p < 0.0001
p = 0.0001
2.0%
11.0%
28.7%
77.4%
Saline Placebo N=100
Bupivacaine HCl 50 mg N=155
HTX-011 60 mg N=157
HTX-011 ≤ 60 mg + OTC N=31

100% of subjects opioid free through 72 hours remained opioid free through Day 28

Percent of Patients With Severe Pain at Any Time Through 72 hours	
HTX-011 + OTC	**29%**
HTX-011	53.5%
Saline Placebo	83.0% p<0.0001
Bupivacaine	75.5% p<0.0001

OTC = Over the counter analgesic regimen of ibuprofen 600 mg q6h alternating 3 hours later with acetaminophen 1000 mg q6h

HTX-011 is an investigational new drug and not approved by the FDA

33

HERON THERAPEUTICS

EPOCH 2 (Herniorrhaphy) and Follow-on Study Not actual health care provider.

EPOCH 2 Follow-on: HTX-011 + OTC Acetaminophen and Ibuprofen Kept Pain in the Mild Range Through 72 Hours


EPOCH 2 & EPOCH 2 Follow-On Cross-Study Comparison
Mean Pain Intensity Score (SE)
Time (hour)
Severe pain (≥ 7)
EPOCH 2: Saline Placebo (N=82)
EPOCH 2: Bupivacaine HCl 75 mg (N=172)
EPOCH 2: HTX-011 300 mg (N=164)
EPOCH 2 Follow-on: HTX-011 300 mg + OTC (N=33)
Mild pain (0-4)
0
1
2
3
4
5
6
7
8
9
10
0
12
24
36
48
60
72

OTC = Over the counter analgesic regimen of ibuprofen 600 mg q6h alternating 3 hours later with acetaminophen 1000 mg q6h

EPOCH 2: published online Hernia. doi: 10.1007/s10029-019-02023-6. EPOCH 2-Follow-on: Surgery. doi: 10.1016/j.surg.2020.06.036

HTX-011 is an investigational new drug and not approved by the FDA

35

HTX-011 Significantly Reduced the Proportion of Patients Experiencing Severe Pain and Increased Proportion of Opioid-Free Patients p = 0.0486 p < 0.0001 EPOCH 2 Follow-on EPOCH 2 (Herniorrhaphy) % Opioid-free Through 72 Hours N=82 N=172 N=164 N=33 40.1% OTC = Over the counter analgesic regimen of ibuprofen 600 mg q6h alternating 3 hours later with acetaminophen 1000 mg q6h 93% of subjects opioid free through 72 hours remained opioid free through Day 28 90.9% HTX-011 is an investigational new drug and not approved by the FDA HTX-011 300 mg + OTC

HOPE-1: Real World Evidence of Opioid-Free Recovery Post Inguinal Herniorrhaphy with HTX-011 + OTC Analgesics 37

HOPE-1: Near Total Opioid-Free Recovery with HTX-011 + OTC 5% N=93 in initial pilot program Presented at the American Society of Health-System Pharmacists (ASHP) Midyear 2019 Congress, December 8-12, 2019, Las Vegas, NV. 93% HTX-011 is an investigational new drug and not approved by the FDA

Study 306 Total Knee Arthroplasty (TKA) Not actual health care provider.

Study 306 TKA: HTX-011 + Generic Non-Opioid Analgesics* Kept Pain in the MiId Range Through 72 Hours With Low Opioid Consumption and Up to 26% Opioid-Free HTX-011 is an investigational new drug and not approved by the FDA LOCF for missing pain data Cohort 1 patients received oral acetaminophen 1000 mg every 8 hours (maximum 3000 mg/d) and oral celecoxib 200 mg every 12 hours for 72 hours. Mont doi: 10.1016/j.arth.2017.07.024 Cohort 4 patients received over the counter analgesic regimen of acetaminophen 1000 mg q8h and ibuprofen 600 mg q6h for 72 hours Severe Pain (≥ 7) Mild Pain (0-4)

Cross-Study Comparison of Day 1 in Study 306 and Exparel PILLAR Study (Dysart 2019) Disclaimer This is a cross-study comparison of Study 306 to the PILLAR Study of Exparel plus bupivacaine; these comparisons do not imply a clinical benefit of HTX-011 over Exparel HTX-011 is an investigational new drug and not approved by the FDA Cross-Study Comparison of 0 – 24 Hour Results in TKA Using Pillar-Based MMA and the Same Analysis1 Study 306 PILLAR Study HTX-011 + APAP + celecoxib (Cohort 1, n=51) HTX-011 + APAP + ibuprofen (Cohort 4, n=19) Exparel + Bupivacaine1 (N = 70) Bupivacaine1 (N = 69) AUC0-24 VAS Pain 2 59.8 62.1 98.5 121.6 Opioid-Free 21.6% 47.4% 17.1% 1.4% Mean Opioid Consumption MME (SD) 10.6 (9.25) 5.9 (7.95) 45.5 (35.01) 56.8 (38.26) Log-transformed Geometric Mean Opioid Consumption MME 0.54 0.01 3.5 38.5 Discharge Ready in 24 hours Based MPADSS > 9 68.6% 73.7% Not shown Not shown 1. https://doi.org/10.1016/j.arth.2018.12.026. 2. Assumes LOCF as publication does not describe any correction for opioid use

Cross-Study Comparison of 48 Hour Results From Study 306 and Exparel Pillar Study (Mont 2017) HTX-011 is an investigational new drug and not approved by the FDA Disclaimer This is a cross-study comparison of Study 306 to the PILLAR Study of Exparel plus bupivacaine; these comparisons do not imply a clinical benefit of HTX-011 over Exparel Comparison of 48 Hr Results in TKA Using Pillar-Based MMA and the Same Analysis1 Study 306 PILLAR Study HTX-011 + APAP + celecoxib (Cohort 1, n=51) HTX-011 + APAP + ibuprofen (Cohort 4, n=19) Exparel + Bupivacine1 (N = 70) Bupivacaine1 (N = 69) Mean AUC12-48 VAS Pain 145.4 125.7 180.8 209.3 Opioid-Free 11.8% 26.3% 10% 0% Mean Opioid Consumption (MME ) 19.4 ( Median=15.8) 13.0 (Median = 5.0) Not Shown Not Shown Log-transformed Geometric Mean Opioid Consumption MME 3.0 0.3 18.7 84.9 < 20 MME @ 48 hr 58.8% 73.7% 18.6% 4.4% > 20 and < 220 MME @ 48hr 41.2% 26.3% 78.6% 87% > 220 MME @ 48 hr 0 0 2.9% 8.7% DID NOT Receive a Discharge Prescription for Opioids 76.5% 68.4% Not Shown Not Shown 1. Mont doi: 10.1016/j.arth.2017.07.024

HTX-011 was generally well tolerated across all Phase 2 and Phase 3 studies with no clinically meaningful differences from placebo and bupivacaine in: Overall adverse events The incidence of serious adverse events Premature discontinuations due to adverse events Potential local anesthetic systemic toxicity (LAST) adverse events Potential wound healing related adverse events No deaths on HTX-011 (one on bupivacaine) HTX-011 Safety Summary HTX-011 is an investigational new drug and not approved by the FDA

HTX-034 Development Next Generation Product for Postoperative Pain

Local tissue damage activates a variety of cells, which release inflammatory mediators1,2 HTX-034, an investigational non-opioid, is a fixed-dose combination, extended-release solution of the local anesthetic bupivacaine, the nonsteroidal anti-inflammatory drug meloxicam and aprepitant, an additional agent targeting the inflammatory process that further potentiates the activity of bupivacaine References: 1. Woolf CJ. Pain: moving from symptom control toward mechanism-specific pharmacologic management. Ann Intern Med. 2004;140(6):441-451. 2. Basbaum AI, Bautista DM, Scherrer G, Julius D. Cellular and molecular mechanisms of pain. Cell. 2009;139(2): 267-284. In Addition to Changes in pH, Inflammation From Surgery Modifies Pain Pathways and Can Produce Hyperalgesia HTX-034 is an investigational new drug and not approved by the FDA Aprepitant

Aprepitant Has Been Shown to Significantly Reduce Postoperative Pain Medications and Lower Pain After Laparoscopic Gynecological Procedures* p<0.05 *Published results from Kakuta N, et al. J Med Invest 58:246-251;2011 (n=64) p>0.05

HTX-034 Produces Complete Elimination of Pain Through 7 Days in Pig Postoperative Pain Model HTX-011 & HTX-034 are investigational new drugs and not approved by the FDA Data from multiple animal experiments using a validated postoperative pain model in pigs from Castle et al, 2013 EPJ

These cross-study comparisons confirm that addition of aprepitant in HTX-034 enhanced the activity of bupivacaine in the formulation 45.5% of patients receiving HTX-034 21.7 mg opioid-free through Day 15 without scheduled MMA Phase 2 will begin 1Q2021 HTX-034 21.7 mg Produced Greater Pain Reduction and Lower Opioid Use than HTX-011 30 mg in Study 208 or HTX-011 60 mg in Study 301 HTX-034 21.7 mg vs HTX-011 30 mg HTX-034 21.7 mg vs Matched Bupivacaine and HTX-011 60 mg Opioid Use Through 72 hrs HTX-034 21.7 mg HTX-011 30 mg HTX-011 60 mg Median MME 2.5 mg 17 mg 12.5 mg Opioid-Free 45.5% 16.7% 28.7%

HTX-034 was well tolerated with no: Clinically meaningful differences in adverse events Serious adverse events Premature discontinuations due to adverse events Local anesthetic systemic toxicity (LAST) Wound healing related adverse events HTX-034 Phase 1b Safety Summary

HTX-019 for Postoperative Nausea and Vomiting (PONV) HTX-019 is an investigational new drug for PONV and not approved by the FDA

PONV is a large market ~20x the size of CINV HTX-019 has significant potential advantages over oral aprepitant and fosaprepitant IND active, BE to oral aprepitant demonstrated and 505(b)(2) NDA for PONV prevention planned for Q4 2021 Several hundred million dollar a year potential market opportunity, taking the majority of the oral aprepitant market and use in high risk procedures PONV HTX-019 is an investigational new drug for PONV and not approved by the FDA

Aprepitant Efficacy – Large Differential in Vomiting Episodes Compared to Ondansetron* Aprepitant delayed the time to first vomiting episode compared with ondansetron. *Published results from Gan TJ, et al. Ambul Anesth. 2007; 1082-89. Figure 5. Kaplan-Meier curves for the time to first vomiting during the 48 h following surgery. The time to first vomiting was delayed by aprepitant; P 0.001 based on the log-rank test. % of patients with No Vomiting Hours post surgery Aprepitant 40 mg p.o. Aprepitant1 125 mg p.o. Ondansetron 4 mg i.v.

2020 Cochrane Meta-Analysis Concluded That Aprepitant is the Most Effective Drug for PONV* Approximately 100 fewer patients vomiting per 1000 *Weibel S, Rücker G, Eberhart LHJ, Pace NL, Hartl HM, Jordan OL, et al. Cochrane Database of Systematic Reviews. 2020

PONV Market is >20X the size of the CINV Market PONV ~53M Patients vs. ~2.5M CINV Patients Patient Population & Market Size Approximately 65M diagnostic and surgical procedures are at risk of resulting in PONV in the US More than half of these patients are at moderate to high risk of PONV ~5M 2nd Line Rescue in 2020 Source: PONV quantitative survey DRG June 2020

Target ~ 14M Surgical Procedures Where PONV is High Clinical Concern

~39M Surgical Procedures that Could Result in PONV

Key Surgical Types where Postoperative Emesis could be Clinically Concerning

Abdominal (GI and OB)	CV / CT	Cranial
As vomiting directly involves the gastrointestinal tract, emesis can directly injure surgical sites that involve this organ system	Retching and vomiting can lead to transient increases in blood pressure which can result in damage/disruption of arterial surgical sites	Intracranial pressure increases during emesis, cranial surgeries, such as craniotomy, are at elevated risk of poor outcomes due to PONV

~14M
"High Clinical Concern" Procedures in 2020
(36% of all Surgical Procedures)

~5M Clinically Concerning Cases of PONV
(35% of patients undergoing these procedures may develop PONV despite prophylaxis)

HCPs are more likely to take an aggressive approach managing PONV in cases where postoperative emesis could have a negative impact on the patient's clinical outcomes

Source: *PONV quantitative survey DRG June 2020*

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HERON THERAPEUTICS

Oral Aprepitant volume is growing rapidly at premium price despite no promotion Q2’20 WAC ~ $88/capsule Acquisition cost: $43 - $64 per capsule1 ~ 1,100 current ordering accounts2 Oral Aprepitant is Already Rapidly Growing with No Promotion, Product Limitations and High Acquisition Cost HTX-019 advantages vs. Oral Aprepitant Flexible 30-second IVP vs. oral administration Onset of action – 5 minutes vs. 1 to 3 hours Heron product promotion efforts Strategic fit with HTX-011 Same commercial organization Same Hospital & ASC targets Same surgeon, anesthesiology & pharmacy targets More convenient formulations of NK-1 class are needed based on existing PONV guidelines Source: 1 Banner Health, 2 IQVIA DDD Non-Retail data Q4’20 2018 2017 2019 135K 2020 2021 2022 2023 220K 300K 302K 362K 471K 613K Oral Aprepitant – 40MG 2021-2023 Projected Totals HTX-019 is an investigational new drug for PONV and not approved by the FDA

Large market ~ 14M target surgical procedures with significant unmet need for more convenient formulations of NK-1 class drugs Potential Significant Advantages of HTX-019 30-second IV Push injection with immediate onset of action Aprepitant is the most effective therapeutic agent for emesis 505(b)(2) regulatory pathway for existing asset Existing contract manufacturers Synergies with HTX-011 commercial organization Same target accounts and target audiences Capacity & access advantages of adding a 2nd product to promote Minimal incremental investment will improve ROI HTX-019 for PONV is Ideal Strategic Fit for Heron HTX-019 is an investigational new drug for PONV and not approved by the FDA

CINV Commercial Products

CINVANTI® Cinvanti continues to have the best overall profile compared to the other available NK1 antagonists and is completely differentiated from generic fosaprepitant with the 2-min IV Push administration Generic fosaprepitant entered the market in September 2019 and let to reduced sales of CINVANTI in 2020; however, we believe the impact of the arbitrage is substantially over, with customers returning to CINVANTI beginning in 1Q2021 SUSTOL® The Aloxi arbitrage is over and Heron has implemented an innovative strategy to refresh the value of SUSTOL The ASP for SUSTOL was reset January 2021, which should allow for increased sales CINV Franchise Preliminary 2020 net product sales for CINV franchise of ~$88.3M compared to guidance of $85M, which was increased from $70M - $80M 2021 net sales guidance for CINV franchise: $130M - $145M 2020 CINV Franchise Outlook

Heron's CINV Portfolio Has Generated Over $340M Since Inception, CINV Franchise Sales Will Return to Growth in 2021 & Beyond

- Launch of generic Emend IV in September 2019 resulted in declining CINVANTI sales
- Clinic-based practices are much faster to take advantage of the arbitrage, but are expected to return to CINVANTI post-arbitrage in early 2021
- SUSTOL sales continue to be low due to the Refresh Program and should rebound in 1Q2021

CINV portfolio net sales by quarter



CINVANTI
SUSTOL
$11.6M
$5.2M
$6.4M
Q1 2018
$17.3M
$11.2M
$6.1M
Q2 2018
$19.8M
$16.4M
$3.4M
Q3 2018
$28.8M
$23.4M
$5.4M
Q4 2018
$31.6M
$28.0M
$3.6M
Q1 2019
$36.7M
$33.2M
$3.5M
Q2 2019
$42.6M
$36.4M
$6.26M
Q3 2019
$34.8M
$34.4M
$0.4M
Q4 2019
$25.4M
$25.2M
$0.2M
Q1 2020
$22.7M
$22.5M
$0.1M
Q2 2020
$20.0M
$19.8M
$0.1M
Q3 2020
$20.3M
$20.0M
$0.3M
Q4 2020

Note: SUSTOL sales from Q4 2016- Q4 2017 of $32.05M not shown in graph

HERON THERAPEUTICS

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CINVANTI – Hospital Share/Units Were Down in 1Q20 Through 3Q20 Due to the Emend IV Generic Arbitrage, but Began to Rebound in 4Q



Hospital Share
Hospital Units
Pack Units
130K
120K
110K
100K
90K
80K
70K
60K
50K
40K
30K
20K
10K
0K
0K
9K
4%
28K
12%
53K
21%
67K
26%
88K
32%
103K
37%
120K
43%
113K
40%
99K
35%
91K
33%
+5%
95K
34%
2018-Q1
2018-Q2
2018-Q3
2018-Q4
2019-Q1
2019-Q2
2019-Q3
2019-Q4
2020-Q1
2020-Q2
2020-Q3
2020-Q4

Source:867 1.5.21, : IMS DDD Q4'20 though 12.25.20 with final week projected

61

CINVANTI – Clinic Share/Units Declined in 1Q20 Through 3Q20 Due to the Emend IV Generic Arbitrage, but Began to Rebound in 4Q



Pack Units
100K
95K
90K
85K
80K
75K
70K
65K
60K
55K
50K
45K
40K
35K
30K
25K
20K
15K
10K
5K
0K
Clinic Share
Clinic Units
22K
16%
40K
26%
57K
37%
71K
45%
90K
52%
86K
52%
95K
54%
77K
43%
52K
30%
44K
24%
39K
23%
+9%
42K
24%
2018-Q1
2018-Q2
2018-Q3
2018-Q4
2019-Q1
2019-Q2
2019-Q3
2019-Q4
2020-Q1
2020-Q2
2020-Q3
2020-Q4

Source:867 1.5.21, IMS DDD Q4'20 though 12.25.20 with final week projected

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The NK1 Market Has Grown 43% Since the Launch of CINVANTI


+43%
1.3M
1.5M
0.0M
0.3M
1.3M
1.8M
0.1M
0.7M
0.9M
0.1M
1.9M
0.1M
0.6M
0.4M
0.9M
2017
2018
2019
2020
AKYNZEO VIAL
CINVANTI
EMEND
FOSAPREPITANT

Source: IMS DDD Q4'20 though 12.25.20 with final week projected

63

HERON THERAPEUTICS

Financial Summary Common shares outstanding as of September 30, 2020 totaled 90.9 million. 1 Includes $11.1 million and $34.2 million of non-cash, stock-based compensation expense for the three and nine months ended September 30, 2020, respectively. 2 Based on 90.8 million and 90.7 million weighted-average common shares outstanding for the three and nine months ended September 30, 2020, respectively. Heron ended 2020 with cash, cash equivalents and short-term investments of ~$208.5 million. Summary Statement of Operations and Net Cash Used in Operations (In thousands, except per share amounts) Three Months Ended September 30, 2020 Nine Months Ended September 30, 2020 Net product sales $ 19,965 $ 68,033 Operating expenses1 78,349 234,900 Other income, net 156 1,870 Net loss1 $ (58,228) $ (164,997) Net loss per share2 $ (0.64) $ (1.82) Net cash used in operations $ (42,054) $ (132,266) Condensed Balance Sheet Data (In thousands) September 30, 2020 Cash, cash equivalents and short-term investments $ 258,146 Accounts receivable, net $ 33,654 Total assets $ 390,023 Total stockholders’ equity $ 277,147

Key Catalysts in Pain Management & CINV Franchises

HTX-011 & HTX-034 for Postoperative Pain	CINVANTI ® and SUSTOL® for CINV	HTX-019 for PONV

• CRL received 26 June 2020
  • NDA resubmitted; PDUFA goal date of 05/12/2021
• EU Centralised Procedure
  • European Commission Authorization received
  • UK Authorization received
• Canadian NDS
  • Responses to questions in process
	• 2020 net product sales of ~$88.3M compared to guidance of $85M for CINV franchise (raised from $70M - $80M)	• Bioequivalence of HTX-019 32 mg to oral aprepitant 40 mg achieved in Phase 1 study
		• 5050(b)(2) NDA for PONV planned for 4Q2021

• Promising HTX-034 Phase 1b bunionectomy results • Phase 2 will start 1Q	• 2021 net sales guidance for CINV franchise: $130M - $145M	• Potential approval in 2H2022

HTX-011, HTX-034 and HTX-019 are investigational new drugs and not approved by the FDA

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